                             Jacob Internet Fund Inc.


                                     Prospectus
                                   January 2, 2003

        The Jacob Internet Fund is a mutual fund whose primary investment objective is long-term growth of capital with current income as a secondary objective.

          This Prospectus contains important information about the fund.
      For your own benefit and protection, please read it before you invest, and keep it for future reference.


                                 Investment Adviser
                       Jacob Asset Management of New York LLC

                                       [LOGO]

            The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

Summary..............................    1
Fees and Expenses....................    5
Investment Objectives, Principal
  Investment Strategies and Related
  Risks..............................    6
Management, Organization and Capital
  Structure..........................    9
Purchase of Fund Shares..............   10
Redemption of Fund Shares............   13
Pricing of Fund Shares...............   17
Dividends and Distributions..........   17
Tax Consequences.....................   18
Distribution Arrangements............   19
Financial Highlights.................   20

                            NOTICE OF PRIVACY POLICY

We collect the following nonpublic personal information about you:

     Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

     Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                                    SUMMARY

INVESTMENT OBJECTIVES

The Fund's primary investment objective is to seek long-term growth of capital. Current income is a secondary objective. There is no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its total assets in securities of Internet companies and companies in Internet-related industries. The Fund primarily invests in common stocks and securities convertible into common stocks. The Internet is a collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies, and consumers to communicate electronically, access and share information, and conduct business around the world. The Fund's investment adviser selects investments in companies that derive a substantial portion of their revenue from Internet or Internet-related businesses or those that are aggressively developing and expanding their Internet and Internet-related business operations. The investment adviser believes that the Internet offers unique investment opportunities because of its ever-growing popularity among business and personal users alike.

The Fund invests in companies that emphasize research and development with respect to proprietary products and services for Internet users and businesses, because the investment adviser believes that these stocks have the greatest potential to rise in value. The investment adviser's overall stock selections are based on an assessment of a company's fundamental prospects. The Fund generally seeks to purchase securities as long-term investments, but when circumstances warrant, securities may be sold without regard to the length of time they have been held to reduce risk or volatility or to respond to changing fundamental information. The Fund may invest up to 15% of its assets in foreign companies.

PRINCIPAL RISKS

Investing in common stock has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund are listed below and could adversely affect the Fund's net asset value and total return.

      The value of the Fund's shares and the securities held by the Fund can each decline in value. Even when the stock market in general is rising, the stocks selected by the investment adviser may decline. You could lose money that you invest in the Fund.

      Companies in the same or similar industries may share common characteristics and are more likely to react to industry specific market or economic developments. Because the Fund concentrates its investments in securities of companies whose primary focus is Internet related, investments in the Fund may be more risky than investments in a less concentrated portfolio.

      While the Fund's portfolio is diversified, the Fund generally holds fewer stocks than most other mutual funds, which can result in dramatic changes in the Fund's share price, because changes in the price of an individual stock can significantly affect the Fund.

      Investments in companies in the rapidly changing field of computer/Internet technology face special risks such as technological obsolescence and may also be subject to greater governmental regulation than many other industries.

      Many Internet-related companies have incurred large losses since their inception and will continue to incur large losses in the hope of capturing market share and generating future revenues.

      The investment adviser may not be able to sell stocks at an optimal time or price.

      Investments in smaller capitalized companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources.

      The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

      The risks of investing in foreign companies can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards and less stringent regulation of securities markets.

WHO MAY WANT TO INVEST IN THE FUND

The Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a fund seeking long-term growth of capital and investing in the Internet sector. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.

PERFORMANCE BAR CHART AND TABLE

The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the Fund's performance from year to year, and the table compares the Fund's average annual returns with those of two broad measures of market performance and an index of Internet stocks. Please note that the Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                    ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                             [PERFORMANCE GRAPH]
                   2000            2001             2002
                  ------          -------          -------
                  -79.11%         -56.40%          -13.04%

                  Worst           Best
                  Quarter         Quarter
                  ------          -------
                  Q4 2000         Q4 2002
                  -54.53%         60.00%

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002

                                                                           ANNUALIZED
                                                                         SINCE INCEPTION
INDEX                                                          1 YEAR       12/14/99
-----                                                          ------       --------
Jacob Internet Fund
    Return Before Taxes.....................................  (13.04)%      (56.35)%
    Return After Taxes on Distributions.....................  (13.04)%      (56.35)%
    Return After Taxes on Distributions and Sale of Fund
      Shares................................................   (8.01)%      (35.41)%
S&P'r' 500 Index*...........................................  (22.10)%      (13.25)%
NASDAQ Composite Index*.....................................  (31.26)%      (27.91)%
Goldman Sachs Technology Industry Internet Index*...........  (28.83)%      (52.66)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The return after taxes on distribution and sale of fund shares is higher than the return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.

* The returns of each index assume the reinvestment of any stock dividends. The S&P'r' 500 Index is an unmanaged index generally representative of the U.S. stock market for large cap stocks. The NASDAQ Composite Index is an unmanaged index generally representative of the market for over-the-counter stocks. The Goldman Sachs Technology Industry Internet Index is a capitalization weighted index of companies (currently 34) selected as representing the Internet sector. Investors may not invest in an index and, unlike the Fund, the return of an index is not reduced by any fees or operating expenses.

                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases............   None
Maximum Deferred Sales Charge (Load)........................   None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................   None
Redemption Fee*.............................................   None
Exchange Fee................................................   None

---------

 *  There is a fee (currently, $15) imposed on redemption proceeds sent by wire.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees.............................................  1.25%
Distribution and/or Service (12b-1) Fees....................  0.35%
Other Expenses..............................................  3.69%
                                                              -----
Total Annual Fund Operating Expenses........................  5.29%**

---------

** During the fiscal year ended August 31, 2002, the Adviser directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. The Net Annual Fund Operating Expenses, taking these payments into account, was 4.60%. The annual operating expense information is based on amounts incurred during the Fund's most recent fiscal year.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       YEAR 1               YEAR 3             YEAR 5             YEAR 10
       ------               ------             ------             -------
        $528                $1,580             $2,626             $5,214

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary objective. There is no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its total assets in securities of companies in Internet and Internet-related industries. The Fund generally focuses its investments in common stocks and securities convertible into common stocks, but may invest up to 35% in fixed income or debt securities. The Fund may invest up to 15% of its assets in foreign companies. The investment adviser selects investments in companies that derive a substantial portion of their revenue from Internet businesses and businesses in Internet-related industries or those that are aggressively developing and expanding their Internet and Internet-related business operations.

The investment adviser believes that companies that provide products or services designed for the Internet offer favorable investment opportunities. Accordingly, the Fund invests in companies that emphasize research and development with respect to proprietary products and services for Internet users and businesses because the investment adviser believes that these stocks have the greatest potential to rise in value.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The world wide web ('web') is a means of graphically interfacing with the Internet. It is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within web documents and to other web documents.

The investment adviser believes that because of rapid advances in the breadth and scope of products and services offered over the Internet, an investment in companies with business operations in this industry will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.

The Internet has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the Internet market. Many internet companies are newer and have small to medium market capitalizations. However, the Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the company. The investment adviser's overall process of stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects.

Portfolio securities generally will be selected from companies in the following groups:

      Media and Content Providers: Companies that provide information and entertainment services over the Internet, supported by subscriptions, advertising and/or transactional revenues.

      E-commerce: Companies that sell goods and services using the Internet, and companies that distribute products directly over the Internet.

      Infrastructure: Companies that develop and manufacture solutions to enable businesses to implement Internet strategies.

      Communications: Companies engaged in the transmission of voice, video and data over the Internet, with emphasis on providers of high speed Internet access.

The Fund normally invests in foreign companies by purchasing depository receipts or by purchasing securities of foreign companies traded on U.S. exchanges. Depository receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer.

BUY/SELL DECISIONS. The investment adviser considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the determinants of corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook. The Fund generally seeks to purchase securities as long-term investments, but when circumstances warrant, securities may be sold without regard to the length of time they have been held to reduce risk or volatility or to respond to changing fundamental information.

RISK FACTORS. Lack of Profitability of Many Internet Companies: Many Internet-related companies have incurred large losses since their inception and will continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable.

The Computer/Internet Technology Area: Companies in the rapidly changing field of computer/Internet technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the computer/Internet technology area and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

Smaller Capitalized or Unseasoned Companies. The investment adviser believes that smaller capitalized or unseasoned companies generally have greater earnings and sales growth potential than larger capitalized companies. However, investments in smaller capitalized or unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history).

Convertible Securities. The Fund may invest in convertible securities, which may include corporate notes or preferred stock, but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and generally entail less risk than the issuer's common stock.

Foreign Risks. Investing in foreign companies involves additional risks including limited publicly available information. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities markets generally have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

TEMPORARY INVESTMENTS. In response to unfavorable market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments as a temporary, defensive strategy. The Fund may invest up to 20% of its assets in these securities under normal circumstances to maintain liquidity or to earn income while seeking appropriate investments. Some of the short-term money instruments in which the Fund may invest include:

      commercial paper;

      certificates of deposit, demand and time deposits and banker's acceptances;

      U.S. government securities; and

      repurchase agreements.

To the extent the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objectives. The Statement of Additional Information contains more information about the Fund and the types of securities in which it may invest.

PORTFOLIO TURNOVER. Purchases and sales are made whenever the investment adviser believes they are necessary in order to meet the Fund's investment objectives, other investment policies, and the liquidity to meet redemptions. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Fund, which could have an adverse effect on the Fund's total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The Fund generally does not seek to realize profits by anticipating short-term market movements and under ordinary circumstances, the investment adviser intends to buy securities for long-term capital appreciation. However, the Adviser will buy or sell securities without regard to holding period to seek to reduce risk or volatility in the Fund.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week, provided, however, that any illiquid securities purchased by the Fund will have been registered under the Securities Act of 1933 or be securities of a class, or convertible into a class, which is already publicly traded and the issuer of which is filing reports required by Section 13 or 15 of the Securities Exchange Act of 1934.

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

ADVISER. Jacob Asset Management of New York LLC (the 'Adviser'), a federally registered investment adviser, is a Delaware limited liability company with its principal office located at 19 West 34th Street, Suite 816A, New York, NY 10001. Pursuant to the Investment Advisory Agreement for the Fund, the Adviser manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general supervision of the Fund's Board of Directors. The Adviser is also responsible for overseeing the performance of the Fund's administrator and other service providers.

Ryan I. Jacob, founder and Chief Executive Officer of the Adviser, as well as President and Chief Portfolio Manager of the Fund, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Jacob served as Chief Portfolio Manager of The Internet Fund, Inc. from December 20, 1997 through
June 24, 1999. Mr. Jacob also served as a financial analyst for Lepercq, de Neuflize & Co. Inc. from September 1998 to June 1999 and as an analyst for Horizon Asset Management from October 1994 through August 1998. Previously, Mr. Jacob was an assistant portfolio manager in the private clients group at Bankers Trust from October 1992 through October 1994 and Director of Research for IPO Value Monitor, an investment related research service from 1996 to August 1998. Mr. Jacob, a graduate of Drexel University, has over 10 years of investment management experience.

Francis J. Alexander is a portfolio manager of the Fund. Mr. Alexander assists Mr. Jacob in the day-to-day management of the Fund's assets and securities. Mr. Alexander was Chief Portfolio Manager of The Internet Fund, Inc. from
October 21, 1996 (inception) through December 19, 1997 and was a portfolio manager of that fund while Mr. Jacob served as Chief Portfolio Manager. Mr. Alexander was a portfolio manager with Lepercq, de Neuflize & Co. Inc. from May 1998 to March 2002. He has served as President of Alexander Capital Management, Inc. since 1985. Mr. Alexander received his Bachelor of Arts from Notre Dame University and his Master of Business Administration from St. John's University. Mr. Alexander has over 30 years of investment management experience.

ADVISER'S FEES. Pursuant to the terms of the Investment Advisory Agreement, the Fund pays the adviser a monthly advisory fee equal to an annual rate of 1.25% of the Fund's average daily net assets. This fee is higher than the fee paid by most other mutual funds. The Adviser may agree to waive a portion of its fee or assume certain expenses of the Fund. This would have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors in the Fund. The Adviser contractually agreed to waive a portion of its advisory fees to limit the Fund's Net Annual Operating Expenses to no more than 2.00% through August 31, 2000. The Adviser voluntarily continued this waiver through December 31, 2000. To the extent that the Adviser waived its fees, the Fund may reimburse the Adviser for the three years after the year in which fees were waived or reimbursed. The Fund will only make such payments to the Adviser if the Total Annual Fund Operating Expenses do not exceed the expense limit of 2.00% that was in effect at the time of the waiver.

                            PURCHASE OF FUND SHARES

The Fund sells (and redeems) its shares on a continuous basis at net asset value ('NAV') and does not apply any front-end or back-end sales charges. A completed application must be submitted to the Fund, along with payment of the purchase price by check or wire. Your purchase will be calculated at the next determined NAV after the Transfer Agent receives and accepts your order.

The Fund has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tests Required to Intercept and Obstruct Terrorism Act of 2001 ('USA PATRIOT Act'). In order to ensure compliance with this law, the Fund is required to obtain the following information for all registered owners and all authorized individuals:

      Full name

      Date of birth

      Social Security number

      Permanent street address (P.O. Box is not acceptable)

      Corporate accounts require additional documentation

Please note that your application will be returned if any information is missing. If you require additional assistance when completing your application, please contact the Transfer Agent at 1-888-Jacob-fx (1-888-522-6239).

MINIMUM INVESTMENTS. To purchase shares, you need to invest at least $2,500 initially. Investments made under the Uniform Gift to Minor's Act, an IRA account, 401(k) plan, or other retirement accounts need to invest only $1,000 to start. Once you have an account with the Fund, you may make additional investments in amounts as low as $100.

The Fund reserves the right to vary the initial and subsequent minimum investment requirements at any time, to reject any purchase order or to suspend the offering of its shares.

HOW TO OPEN AN ACCOUNT:

BY MAIL

Complete and sign the New Account Application and make a check or money order payable to JACOB INTERNET FUND INC.

         $2,500 minimum.                   $1,000 minimum for IRA, UGMA, 401K and other retirement
                                           accounts.

         Any lesser amount must be approved by the Fund.

         MAIL TO:                                 OVERNIGHT OR EXPRESS MAIL TO:
         JACOB INTERNET FUND INC.                 JACOB INTERNET FUND INC.
         c/o U.S. Bancorp Fund Services, LLC      c/o U.S. Bancorp Fund Services, LLC
         P.O. Box 701                             615 East Michigan Street, 3rd Floor
         Milwaukee, WI 53201-0701                 Milwaukee, WI 53202

Setting up an IRA account? Please call the Fund at 1-888-Jacob-fx (1-888-522-6239) for details. All checks and money orders must be in U.S. Dollars only. No cash will be accepted.

   NOTE: THE TRANSFER AGENT CHARGES A $25 FEE FOR ANY RETURNED CHECKS DUE TO INSUFFICIENT FUNDS. YOU WILL BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND
                                  AS A RESULT.

BY WIRE

Please call the Fund at 1-888-Jacob-fx to notify the Fund that the wire is coming and to verify the proper wire instructions so that the wire is properly applied when received. The Fund is not responsible for delays resulting from the banking or Federal Reserve wire system.

Immediately send a completed New Account Application form to the Fund at the above address to have all accurate information recorded to your account. Your purchase request should be wired through the Federal Reserve Bank as follows:

         U.S. Bank, N.A.                          Credit to: U.S. Bancorp Fund Services, LLC
         777 East Wisconsin Avenue                Account Number: 112-952-137
         Milwaukee, Wisconsin 53202               Further credit to: Jacob Internet Fund Inc.
         ABA Number: 042000013                    Your account name and account number

           (For new accounts, include taxpayer identification number)

HOW TO PURCHASE ADDITIONAL SHARES:

BY MAIL

You may add to your account at any time by mailing the remittance form which is attached to your individual account statement along with any subsequent investments. All requests must include your account registration number in order to assure that your funds are credited properly.

BY WIRE

Please follow the wiring instructions detailed above.

BY TELEPHONE

If you have completed the appropriate section of the New Account Application or if you make subsequent arrangements in writing, you may purchase additional shares by telephoning the Fund toll-free at 1-888-Jacob-fx. This option allows investors to move money from their predesignated bank account to their Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for telephone transactions.

To have your Fund shares purchased at the NAV determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on that date. YOU MAY NOT USE TELEPHONE TRANSACTIONS FOR YOUR INITIAL PURCHASE OF FUND SHARES.

The Fund may alter, modify or terminate the telephone purchase option at any time. The minimum amount that can be transferred by telephone is $100. For more information about telephonic transactions, please call the Fund at 1-888-Jacob-fx.

BY INTERNET

This option allows you to purchase additional shares directly through the Fund's website at www.JacobInternet.com. To choose this option, complete the appropriate section of the New Account Application or make subsequent arrangements in writing. Only bank accounts held at a domestic institution which is an ACH member may be used for internet transactions.

To have your Fund shares purchased at the NAV determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment via ACH transfer before the close of regular trading on that date. YOU MAY NOT USE INTERNET TRANSACTIONS FOR YOUR INITIAL PURCHASE OF FUND SHARES.

The Fund may alter, modify or terminate the internet purchase option at any time. The minimum amount that can be transferred by internet is $100. For more information about internet transactions, please call the Fund at 1-888-Jacob-fx.

BY AUTOMATIC INVESTMENT PLAN

You may purchase additional shares of the Fund through an Automatic Investment Plan which allows monies to be deducted directly from your checking, savings or bank money market accounts to invest in the Fund. You may make automatic investments on a weekly, monthly, bi-monthly (every other month) or quarterly basis.

Minimum initial investment..................................  $1,000
Subsequent monthly investments..............................  $  100

You are eligible for this plan if your bank account is maintained at a domestic financial institution which is an ACH member.

The Fund may alter, modify or terminate the Automatic Investment Plan at any time. For information about participating in the Automatic Investment Plan, please call the Fund at 1-888-Jacob-fx.

INVESTING THROUGH BROKERS OR AGENTS. You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. Investors may be charged a separate fee by a broker or agent. The broker or agent may also set their own initial and subsequent investment minimums.

RETIREMENT PLANS. Shares of the Fund are available for use in tax-deferred retirement plans such as:

      IRAs,

      employer-sponsored defined contribution plans (including 401(k) plans), and tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code.

RECEIPT OF ORDERS. Shares may only be purchased on days the New York Stock Exchange is open for business. If you are paying with federal funds (wire), your order will be considered received when U.S. Bank, N.A. receives the federal funds. When making a purchase request in writing, make sure your request is in good order. 'Good order' means your letter of instruction includes:

      the name of the Fund

      the dollar amount of shares to be purchased

      purchase application or investment slip

      check payable to JACOB INTERNET FUND INC.

TIMING OF REQUESTS. All requests received and accepted by the Transfer Agent before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

                           REDEMPTION OF FUND SHARES

WHEN REDEMPTION PROCEEDS ARE SENT TO YOU: You may redeem your shares at any time without a charge. Once the Transfer Agent receives and accepts your redemption request, your request will be processed at the next determined NAV. If you purchase shares by check or ACH transfer and request a redemption soon after the purchase, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days, but in no case more than 15 days). If you make a purchase by check or ACH transfer that does not clear, the purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

A redemption request received and accepted before 4:00 p.m. (Eastern time) will normally be wired to the bank you indicate on the following business day or mailed on the following business day to the address of record; in the case of redemptions via ACH transfer, proceeds will normally be sent to the bank you indicate on the second business day after the redemption request has been received and accepted. In no event will proceeds be wired, mailed or transferred through the ACH system more than 7 days after the Transfer Agent receives and accepts a redemption request. If the proceeds of the redemption are requested to be sent to an address other than the address of record or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature(s) guaranteed. The Fund is not responsible for interest on redemption amounts due to lost or misdirected mail.

The Fund and the Transfer Agent each reserve the right to refuse a wire, telephone or internet redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire, telephone or internet may be modified or terminated at any time by the Fund.

HOW TO REDEEM SHARES:

BY MAIL

Send written redemption requests to:

       Jacob Internet Fund Inc.
       c/o U.S. Bancorp Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI 53201-0701

If a redemption request is inadvertently sent to the Fund at its corporate address, it will be forwarded to the Transfer Agent and the effective date of redemption will be delayed until the request is received by the Transfer Agent.

The Fund cannot honor any redemption requests with special conditions or which specify an effective date other than as provided.

When making a redemption request, make sure your request is in good order. 'Good order' means your letter of instruction includes:

      the name of the Fund

      the number of shares or the dollar amount of shares to be redeemed the account registration number

      signatures of all registered shareholders exactly as the shares are registered

                    ACCOUNT                                            SIGNATURE
                  REGISTRATION                                       REQUIREMENTS
                  ------------                                       ------------
Individual, Joint Tenants, Sole Proprietorship,
  Custodial (UGMA), General Partners............  Redemption requests must be signed by all person(s)
                                                  required to sign for the account, exactly as it is
                                                  registered.
Corporations, Associations......................  Redemption request and a corporate resolution, signed by person(s) required to sign for the
                                                  account, accompanied by signature guarantee(s).
Trusts..........................................  Redemption request signed by the Trustee(s), with a signature guarantee. (If the Trustee's name is not
                                                  registered on the account, a copy of the trust
                                                  document certified within the past 60 days is also
                                                  required.)

BY TELEPHONE

If you are set up to perform telephone transactions (either through your New Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 by instructing the Fund by telephone at 1-888-Jacob-fx. You must redeem at least $100 for each telephone redemption. Redemption requests for amounts exceeding $50,000 must be made in writing. A signature guarantee is required of all shareholders in order to change telephone redemption privileges.

BY INTERNET

If you are set up to perform internet transactions (either through your New Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 through the Fund's website at www.JacobInternet.com. You must redeem at least $100 for each internet redemption. Redemption requests for amounts exceeding $50,000 must be made in writing. A signature guarantee is required of all shareholders in order to change internet redemption privileges.

BY SYSTEMATIC WITHDRAWAL PLAN

If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. The Fund's systematic withdrawal option allows you to move money automatically from your Fund account to your bank account according to the withdrawal schedule you select. To select the systematic withdrawal option, you must check the appropriate box on the New Account Application. The minimum systematic withdrawal amount is $100.

If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences.

For further details about this service, see the New Account Application or call the Fund at 1-888-Jacob-fx.

ELECTRONIC TRANSFERS. The proceeds of a redemption can be sent directly to your bank account via wire or ACH transfer. You can elect these options by completing the appropriate section of the New Account

Application or making subsequent arrangements in writing. In order to arrange for redemption by wire or ACH transfer after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Fund at the address listed above. If the proceeds are sent by wire, the Transfer Agent will assess a wire fee (currently $15). If money is moved via ACH transfer, you will not be charged by the Fund for these services. There is a $100 minimum per transfer.

TELEPHONE/INTERNET REQUESTS. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon any telephone or internet instructions for redemptions that are reasonably believed to be genuine. The Fund will use reasonable procedures to attempt to confirm that all telephone and internet instructions are genuine such as requesting that a shareholder provide:

                        TELEPHONE                                                  INTERNET
                        ---------                                                  --------
            the name in which the account is                       the name in which the account is
            registered, and                                        registered, and
            the Fund account number or his/her                     the Fund account number and social
            social security number.                                security number, and
                                                                   his/her Personal Identification Number
                                                                   (PIN) which can be established on the
                                                                   web site.

If the Fund fails to follow these reasonable procedures, it may be liable for any loss due to unauthorized or fraudulent transactions. Telephone and internet redemptions may be difficult during periods of drastic economic or market changes. If you are unable to contact the Fund by telephone or internet, you may also redeem shares by mail following the instructions above.

IRA REDEMPTIONS. If you have an IRA, you must indicate on your redemption request whether or not to withhold federal income tax. Redemption requests not indicating an election to have federal tax withheld will be subject to withholding. If you are uncertain of the redemption requirements, please contact the Transfer Agent in advance: 1-888-Jacob-fx.

SIGNATURE GUARANTEES.  Signature guarantees are needed for:

      Redemption requests over $50,000

      Redemption requests to be sent to a different address other than the address of record

      Changing telephone redemption privileges

Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. Call the Fund at 1-888-Jacob-fx for more information and a form on which to make the signature guarantee.

REDEMPTIONS IN-KIND. If your redemption request exceeds the lesser of $250,000 or 1% of the NAV (an amount that would affect Fund operations), the Fund reserves the right to make a 'redemption in-kind.' A redemption in-kind is a payment in portfolio securities rather than cash. The portfolio securities would be valued using the same method as the Fund uses to calculate its NAV. You may experience additional expenses such as brokerage commissions in order to sell the securities received from the Fund. In-kind payments do not have to constitute a cross section of the Fund's portfolio. The Fund will not recognize gain or loss for federal tax purposes on the securities used to complete an in-kind redemption, but you will recognize gain or loss equal to the difference between the fair market value of the securities received and your basis in the Fund shares redeemed.

ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, the Fund may mail you a notice if your account falls below $2,500, other than as a result of a decline in the value per share of the Fund, requesting that you bring the account back up to $2,500 or close it out. If you do not respond to the request within 30 days, the Fund may close your account and send you the proceeds.

                             PRICING OF FUND SHARES

HOW NAV IS DETERMINED. The NAV is equal to the value of the Fund's securities, cash and other assets less all expenses and liabilities divided by the number of shares outstanding. The NAV is determined once daily on Monday through Friday as of the close of business of the New York Stock Exchange (generally 4 p.m., Eastern Standard time) on each day that the Fund is open (generally, the same days that the New York Stock Exchange is open). If the New York Stock Exchange closes at a different time, or if an emergency exists, the NAV may be calculated at a different time. The Fund does not determine NAV on the following holidays:

 New Year's Day                       Good Friday                Labor Day
 Martin Luther King, Jr. Day          Memorial Day               Thanksgiving Day
 Presidents' Day                      Independence Day           Christmas Day

The Fund's portfolio securities are valued each day at the last reported sales price on each security's principal exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Board of Directors. The Fund will also value a security at fair value if a significant event, which materially affects the value of the security, occurs after the last available sale price of the security, but before the Fund calculates its NAV. The Fund may use independent pricing services to assist in calculating the NAV. In addition, if the Fund owns any foreign securities that are traded on foreign exchanges that are open on weekends or other days when the Fund does not price its shares, the NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

                          DIVIDENDS AND DISTRIBUTIONS

At least 90% of the Fund's net taxable income will be declared as dividends or distributions and paid annually. If an investor's shares are redeemed prior to the date on which dividends are normally declared and paid, accrued but unpaid dividends will be paid with the redemption proceeds. Substantially all the realized net capital gains of the Fund, if any, are declared and paid on an annual basis. Dividends are payable to investors of record at the time of declaration. For a discussion of the taxation of dividends or distributions, see 'Tax Consequences.'

The net investment income of the Fund for each business day is determined immediately prior to the determination of NAV. Net investment income for other days is determined at the time NAV is determined on the prior business day. Shares of the Fund earn dividends on the business day their purchase is effective but not on the business day their redemption is effective.

CHOOSING A DISTRIBUTION OPTION. Distribution of dividends from the Fund may be made in accordance with several options. A shareholder may select one of four distribution options:

    1. AUTOMATIC REINVESTMENT OPTION. Both dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless the investor has elected one of the other three options.

    2. CASH DIVIDEND OPTION. Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

    3. CASH CAPITAL GAIN OPTION. Capital gains will be paid in cash and dividends will be reinvested in additional shares.

    4. ALL CASH OPTION. Both dividends and capital gains distributions will be paid in cash.

                                TAX CONSEQUENCES

AVOID 'BUYING A DIVIDEND.' If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS. In general, if you are a taxable investor, Fund distributions will be taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes will be taxable as long-term capital gain no matter how long you have held your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

      provide your correct social security or taxpayer identification number,

      certify that this number is correct,

      certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so.

When you sell your shares of the Fund, you may realize a capital gain or loss.

Fund distributions and gains from the sale of your shares generally will be subject to federal, state and local taxes. Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

                           DISTRIBUTION ARRANGEMENTS
DISTRIBUTOR. Quasar Distributors, LLC (the 'Distributor') has entered into an agreement with the Fund to serve as the Fund's distributor. The Distributor will be paid an annual distribution fee of 0.10% of the average daily net assets of the Fund (the 'Distribution Fee') under the terms of the Fund's Rule 12b-1 Plan. This fee will be used to compensate the Distributor and, at the direction of the Adviser, to pay promotional and advertising expenses related to the distribution of the Fund's shares and expenses related to the printing of Fund prospectuses used in connection with the distribution and sale of Fund shares. In addition, the fee will be used to compensate financial intermediaries for providing distribution assistance with respect to the sale of Fund shares. See 'Investment Advisory and Other Services' in the Statement of Additional Information.

12B-1 PLAN. The Fund has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the 'Plan'). Rule 12b-1 provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Fund will compensate the Adviser with an annual service fee of 0.25% of the Fund's average daily net assets for certain expenses and costs including those incurred in connection with providing shareholder servicing and maintaining shareholder accounts. In addition, the Adviser may use the fee to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ('shareholder servicing'). As noted above, the Plan also provides for an annual Distribution Fee used to provide promotional support to the Fund and to make payments to broker-dealers and other financial institutions whose clients are Fund shareholders. The Distribution Fee is an 'asset based sales charge' and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Fees paid under the Plan may not be waived for individual shareholders.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their provision of specialized purchase and redemption procedures. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than it is to investors who invest in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations beginning
December 14, 1999 through the fiscal year ended August 31, 2002. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders which is available upon request. Per share data for a share of beneficial interest outstanding for the entire period and selected information for the period are as follows:

                                                                                    DECEMBER 14, 1999(1)
                                                  YEAR ENDED        YEAR ENDED            THROUGH
                                                AUGUST 31, 2002   AUGUST 31, 2001     AUGUST 31, 2000
                                                ---------------   ---------------   --------------------
PER SHARE DATA:
Net asset value, beginning of period              $      0.83       $      5.54         $      10.00
                                                  -----------       -----------         ------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss(2)                              (0.04)            (0.05)               (0.09)
    Net realized and unrealized losses on
      investments                                       (0.19)            (4.66)               (4.37)
                                                  -----------       -----------         ------------
    Total from investment operations                    (0.23)            (4.71)               (4.46)
                                                  -----------       -----------         ------------
Net asset value, end of period                    $      0.60       $      0.83         $       5.54
                                                  -----------       -----------         ------------
                                                  -----------       -----------         ------------
Total return                                          (27.71%)          (85.02%)(4)          (44.60%)(3)
SUPPLEMENTAL DATA AND RATIOS:
    Net assets, end of period                     $12,091,297       $17,017,392         $127,779,557
    Ratio of operating expenses to average net
      assets before reimbursement by Adviser            4.60%(5)          2.99%                2.30%(6)
    Ratio of operating expenses to average net
      assets after reimbursement by Adviser             4.60%(5)(7)       2.82%                2.00%(6)
    Ratio of net investment loss to average
      net assets before reimbursement by
      Adviser                                          (4.37%)(5)        (2.42%)              (1.85%)(6)
    Ratio of net investment loss to average
      net assets after reimbursement by
      Adviser                                          (4.37%)(5)(7)     (2.25%)              (1.55%)(6)
    Portfolio turnover rate                         1,080.63%           347.84%              195.24%

---------

(1) Commencement of operations.

(2) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3) Not annualized.

(4) If certain losses had not been assumed by the affiliate, total return would have been lower by less than 0.01%.

(5) The net operating expense ratio and the net investment loss ratio includes expense reductions from soft dollar brokerage credits. The ratios excluding expense reductions for the period ended August 31, 2002, were 5.29% and (5.06%), respectively.

(6) Annualized.

(7) The Adviser did not waive or reimburse expenses during the fiscal year ended August 31, 2002.

Jacob Internet
Fund Inc.
[Jacob Internet Logo]

Prospectus
January 2, 2003

Investment Adviser
Jacob Asset Management of New York LLC

Administrator and Transfer Agent
and Dividend Agent
U.S. Bancorp Fund Services, LLC

Underwriter and Distributor
Quasar Distributors, LLC

Custodian
U.S. Bank, N.A.

Legal Counsel
Stradley Ronon Stevens & Young, LLP

Independent Auditors
Ernst & Young LLP

A Statement of Additional Information (SAI), dated January 2, 2003 and the Fund's Annual and Semi-Annual Reports include additional information about the Fund and its investments and are incorporated by reference into this Prospectus. The Fund's Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its prior fiscal year or part thereof. You may obtain the SAI, the Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Fund at 1-888-jacob-fx. To request other information or to make inquiries, please call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission.
You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information on the EDGAR database. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102 or sending an e-mail to publicinfo@sec.gov.

Jacob Asset Management of New York LLC
19 West 34th Street, Suite 816A, New York, NY 10001
1-888-Jacob-fx (522-6239)
www.JacobInternet.com

811-09447

                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 2, 2003

                                   ----------

                    RELATING TO THE JACOB INTERNET FUND INC.
                        PROSPECTUS DATED JANUARY 2, 2003

          This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated January 2, 2003 (the "Prospectus").

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing or calling the Fund toll-free at 1-888-JACOB-FX. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference into the Statement of Additional Information from the Fund's Prospectus.

          This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.

                                TABLE OF CONTENTS

Fund History..............................................................   1
Description of the Fund and its Investments and Risks.....................   1
Management of the Fund....................................................   7
Code of Ethics...........................................................    9
Control Persons and Principal Holders of Securities.......................  10
Investment Advisory and Other Services....................................  10
Brokerage Allocation and Other Practices..................................  15
Capital Stock and Other Securities........................................  16
Purchase, Redemption and Pricing of Shares................................  17
Taxation of the Fund......................................................  17
Underwriters..............................................................  19
Calculation of Performance Data...........................................  20
Anti-Money Laundering Program.............................................  23
Financial Statements......................................................  23

I. FUND HISTORY

          Jacob Internet Fund Inc. (the "Fund") was incorporated in Maryland on July 13, 1999.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     A. INVESTMENT STRATEGIES AND RISKS

          The Fund's primary investment objective is long-term growth of capital and its secondary objective is current income. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 80% of its total assets in the securities of companies engaged in Internet and Internet-related industries. The Fund generally focuses its investments in common stocks and securities convertible into common stocks. The Fund's investment adviser selects investments in companies that derive a substantial portion of their revenue from Internet or Internet-related businesses or that are aggressively developing and expanding their Internet and Internet-related business operations.

          As a diversified, open-end management investment company, at least 75% of the Fund's total assets are required to be invested in securities limited in respect of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the issuer's voting securities.

     B. DESCRIPTION OF THE FUND'S INVESTMENT SECURITIES AND DERIVATIVES

          The following expands upon the descriptions in the Prospectus of the types of securities in which the Fund may invest and their related risks. In addition, this section discusses certain potential Fund investments which were not previously described in the Prospectus.

          1. The Computer/Internet Technology Area. The Adviser believes that because of rapid advances in computer/Internet technology, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. The Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

          The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects.

          Companies in the rapidly changing field of computer/Internet technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the computer/Internet technology area and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

          2. Foreign Securities. The Fund has the authority to invest up to 15% of its assets in foreign companies. The Fund normally invests in foreign companies by purchasing depository receipts or by purchasing foreign company securities traded on U.S. exchanges. Depository receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer.

          Depository Receipts. Depositary receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of depository receipts.

Depository receipts are certificates evidencing ownership of shares of a foreign issuer. Depository receipts are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depository receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country as detailed in the Fund's prospectus.

          The Fund may purchase depository receipts whether they are "sponsored" or "unsponsored." "Sponsored" depository receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" depository receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored depository receipt. Depository receipts may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.

          Investment in foreign companies involves somewhat different investment risks from those of investing in U.S. domestic companies. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities markets generally have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Indirect costs, such as brokerage commissions and other transaction costs, on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies. The foreign securities in which the Fund invests may indirectly be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

          3. U.S. Government Obligations. U.S. Government obligations are obligations that are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. They include (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year or ten years), U.S. Treasury bonds (generally maturities of more than ten years), and (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the United States (such as securities issued by the Government National Mortgage Association, the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration, and certain securities issued by the Farmers' Home Administration and the Small Business Administration, most of which are explained below under the section entitled "Mortgage-Backed Securities"). The maturities of U.S. Government obligations usually range from three months to thirty years.

          4. Repurchase Agreements. When the Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States Government securities by the Federal Reserve Bank of New York. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for securities in which it invests and will be held by the Custodian or in the Federal Reserve Book Entry System.

          For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter a delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

          5. Hedging Transactions. The Fund may, but does not currently intend to, enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. In particular, the Fund may write covered call options on securities or stock indices. By writing call options, the Fund limits its profit to the amount of the premium received. By writing a covered call option, the Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of the Fund's net assets.

          To the extent the Fund uses hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Fund, the Adviser will attempt to create a very closely correlated hedge.

          Short Sales. The Fund may make short sales of securities "against-the-box." A short sale "against-the-box" is a sale of a security that the Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Fund will make short sales "against-the-box" as a form of hedging to offset potential declines in long positions in the same or similar securities.

          6. Options Transactions. The Fund may, but does not currently intend to, enter into options transactions. The Fund may purchase call and put options on securities and on stock indices in an attempt to hedge its portfolio and to increase its total return. Call options may be purchased when it is believed that the market price of the underlying security or index will increase above the exercise price. Put options may be purchased when the market price of the underlying security or index is expected to decrease below the exercise price. The Fund may also purchase all options to provide a hedge against an increase in the price of a security sold short by it. When the Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were purchased directly.

          In addition, the Fund may write covered call options on securities or stock indices. By writing options, the Fund limits its profits to the amount of the premium received. By writing a call option, the Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the option was written plus the difference between the original purchase price of the stock and the strike price. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

          7. Lending of Securities. The Fund may lend its portfolio securities to qualified institutions as determined by the Adviser. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund in such transaction. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33% of the value of its total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Fund's Board of Directors.

          8. Variable-Amount Master Demand Notes. The Fund may purchase variable amount master demand notes ("VANs"). VANs are debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

          The VANs in which the Fund may invest are payable on not more than seven calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks.

          The VANs that the Fund may invest in include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, or taxable debt obligations
(VANs) owned by such institutions or affiliated organizations. A participation certificate gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Fund intends to exercise the demand only
(1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of the Fund's shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate* or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Adviser has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

          While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain VANs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VANs may fluctuate. To the extent that the Fund holds VANs with these limits, increases or decreases in value may be somewhat greater than would be the case without such limits. In the event that interest rates increased so that the variable rate exceeded the fixed-rate on the obligations, the obligations could no longer be valued at par and this may cause the Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the VANs is made in relation to movements of the applicable banks' "prime rate,"* or other interest rate adjustment index, the VANs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VANs may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

          For purposes of determining whether a VAN held by a Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. If a variable rate demand instrument ceases to meet the investment criteria of the Fund, it will be sold in the market or through exercise of the repurchase demand.

          9. Investment Companies. The Fund may purchase securities of other investment companies only to the extent that (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, except as such securities may be acquired as part of a merger, consolidation or acquisition of assets and further, except as may be permitted by Section 12(d) of the 1940 Act or by the Securities and Exchange Commission.

          10. Borrowing. The Fund may from time to time borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities and will be made at prevailing interest rates. The Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets. Interest paid on borrowings will reduce net income.

     C. FUND POLICIES - INVESTMENT RESTRICTIONS

          The Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of the Fund's outstanding shares. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

----------
* The "prime rate" is generally the rate charged by a bank to its most creditworthy customers for short term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

          The Fund may not:

          (1) Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to one-third of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made.

          (2) With respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities).

          (3) With respect to 75% of its total assets, the Fund will not invest in the securities of any issuer if as a result the Fund holds more than 10% of the outstanding securities or more than 10% of the outstanding voting securities of such issuer.

          (4) Mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (1) above.

          (5) Sell securities short, except short sales "against-the-box," or purchase securities on margin in connection with hedging transactions.

          (6) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

          (7) Invest more than an aggregate of 15% of its net assets in illiquid securities, including restricted securities and other securities that are not readily marketable, such as repurchase agreements maturing in more than seven days and variable rate demand instruments exercisable in more than seven days.

          (8) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in obligations secured by real estate or interests in real estate.

          (9) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, exceeding in the aggregate one-third of the market value of the Fund's total assets less liabilities other than obligations created by these transactions.

          (10) Invest 25% or more of its assets in the securities of "issuers" in any single industry, except that the Fund will concentrate (invest 25% or more of its assets) in the Internet sector and provided that there shall be no limitation on the Fund to purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

          (11) Invest in securities of other investment companies, except (i) the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the 1940 Act or by the Securities and Exchange Commission.

          (12) Issue senior securities except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

          The Fund will not be in violation of any maximum percentage limitation when the change in the percentage of the Fund's holdings is due to a change in value of the Fund's securities. This qualification does not apply to the restriction on the Fund's ability to purchase additional securities when borrowings earn 5% of the value of the Fund's total assets. Investment restrictions that involve a maximum percentage of securities or assets will be violated, however, if an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

     D. TEMPORARY DEFENSIVE POSITIONS

          When the Adviser believes that market conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. The Fund's investments in foreign short-term instruments will be limited to those that, in the opinion of the Adviser, equate generally to the standards established for U.S. short-term instruments.

III. MANAGEMENT OF THE FUND

          The Fund's Board of Directors is responsible for the overall management and supervision of the Fund. The Board employs Jacob Asset Management of New York LLC (the "Adviser") as the investment adviser to the Fund. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Subject to the Board's supervision, the Adviser makes all of the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments.

          The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Their titles may have varied during this period.

                                                                                                Number of
                                                                                              Portfolios in     Other
                            Position(s)  Term of Office                                       Fund Complex   Directorships
                           Held with the  & Length of      Principal Occupation During Past    Overseen by      Held By
  Name, Address and Age     Corporation  Time Served(1)             Five Years                  Director       Director
-------------------------- ------------- -------------- ------------------------------------- ------------- --------------
Disinterested Directors:

William B. Fell ..........   Director      Since 1999   Director of Forecasting and Financial     1              None
Two International Plaza                                 Systems, since March 2002, Manager,
Suite 335                                               Accounting Services, September
Philadelphia, PA                                        1996-March 2002; Senior Accountant,
19113                                                   March 1995-September 1996, Maritrans
Age: 33                                                 Inc.; Senior Accountant, Ernst &
                                                        Young, LLP, September
                                                        1994-March 1995.

Christopher V. Hajinian ..   Director      Since 1999   Self-Employed attorney since July          1            None
19 West 34th Street                                     1999; Litigation associate attorney,
Suite 816A                                              Naulty, Scaricamazza & McDevitt Ltd.,
New York, NY  10001                                     September 1996-August 1999.
Age: 33

Leonard S. Jacob, M.D.,      Director      Since 1999   Chairman and Chief Executive Officer,      1        Macromed Inc.,
Ph.D.(2)..................                              InKine Pharmaceutical Company, Inc.                    Carelift
1787 Sentry Park West,                                  since November 1997; President and                  International
Building 18, Suite 440,                                 Chief Executive Officer, Sangen                     (a non-profit
Blue Bell, PA 19422                                     Pharmaceutical Company since June                   medical relief
Age: 53                                                 1996; Independent Consultant to                     organization),
                                                        various biotechnology companies since               Recording for
                                                        June 1996; Co-founder and Chief                     the Blind and
                                                        Operating Officer, Magainin                           Dyslexic,
                                                        Pharmaceutical Inc. 1989-1996.                      Saving Face (a
                                                                                                              non-profit
                                                                                                             organization
                                                                                                             for facially
                                                                                                             disfigured
                                                                                                              children).

                                                                                                Number of
                                                                                              Portfolios in     Other
                            Position(s)  Term of Office                                       Fund Complex   Directorships
                           Held with the  & Length of      Principal Occupation During Past    Overseen by      Held By
  Name, Address and Age     Corporation  Time Served(1)             Five Years                  Director       Director
-------------------------- ------------- -------------- ------------------------------------- ------------- --------------
Jeffrey I. Schwarzschild..   Director      Since 1999   Associate attorney, Goldstein,             1            None
19 West 34th Street                                     Gellman, Melbostad, Gibson & Harris,
Suite 816A                                              LLP ("Goldstein Gellman") since June
New York, NY 10001                                      2001; Consultant, International
Age: 31                                                 Venture Associates ("IVA")
                                                        (high-level strategic  consulting and
                                                        business development firm), February
                                                        2000-June 2001. Associate attorney,
                                                        Goldstein Gellman From February 1999
                                                        through February 2000; worked as a
                                                        contract attorney for several San
                                                        Francisco Bay area firms, 1997-1999.

Interested Directors(3):

Ryan I. Jacob(2)..........   Director,     Since 1999   Chairman and Chief Executive Officer       1            None
19 West 34th Street          President,                 of the Adviser; Chief Portfolio
Suite 816A                  Chairman of                 Manager of The Internet Fund, Inc.
New York, NY  10001          the Board                  from December 1997-June 1999; Analyst
Age: 33                      and Chief                  for Horizon Asset Management from
                             Executive                  1994-August 1998.
                              Officer

Francis J. Alexander......   Director,     Since 1999   Member of the Adviser and portfolio        1            None
19 West 34th Street             Vice                    manager of the Fund; President, March
Suite 816A                   President,                 1985 to present, Alexander Capital
New York, NY  10001          Secretary                  Management, Inc.; Managing Member,
Age: 58                         and                     October 1999 to present, ACMG, LLC
                             Treasurer                  (registered investment adviser);
                                                        Director and portfolio manager,
                                                        1998-March 2002 and chairman of
                                                        investment committee, March
                                                        1999-March 2002, Lepercq, de Neuflize
                                                        & Co. Inc. (financial services
                                                        company in investment advisory and
                                                        broker/dealer business).


----------
(1) Each Director holds office during the lifetime of the Fund until their termination or until the election and qualification of his successor.

(2) Leonard S. Jacob and Ryan I. Jacob are related to each other as uncle and nephew, respectively.

(3) Messrs. Jacob and Alexander are deemed to be "interested persons" of the Fund (as defined in the 1940 Act) because of their affiliations with the Adviser.

          Audit Committee. The Board has established an Audit Committee made up of the Independent Directors. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The Audit Committee (1) oversees the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (3) acts as a liaison between the Fund's independent auditors and the Board.

          The Audit Committee is composed of Dr. Jacob and Messrs. Fell, Hajinian and Schwarzschild. During the fiscal year ended August 31, 2002, the Audit Committee held one meeting.

COMPENSATION TABLE

          (For the Fiscal Year Ended August 31, 2002)

                                               Pension or
                                               Retirement
                              Aggregate     Benefits Accrued      Estimated          Total
Name of Person              Compensation    as Part of Fund    Annual Benefits    Compensation
Position with the Fund      from the Fund       Expenses       Upon Retirement   from the Fund
Francis J. Alexander           $    0             $0                 $0             $    0
Director, Vice President,
Secretary and Treasurer

William B. Fell                $9,000             $0                 $0             $9,000
Director

Christopher V. Hajinian        $9,000             $0                 $0             $9,000
Director

Dr. Leonard Jacob              $9,000             $0                 $0             $9,000
Director

Ryan I. Jacob                  $    0             $0                 $0             $    0
Director, President,
Chairman of the Board
and Chief Executive Officer

Jeffrey I. Schwarzschild       $9,000             $0                 $0             $9,000
Director

          Each Director who is not an interested person of the Fund receives $1,000 for each meeting attended, as well as a $5,000 annual retainer fee, and is reimbursed for all out-of-pocket expenses incurred in connection with attendance at such meetings.

          The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2002:

                            Dollar Range of Equity
Name of Director            Securities in the Fund
----------------            ----------------------

Francis J. Alexander                      None
William B. Fell                     $1-$10,000
Christopher V. Hajinian             $1-$10,000
Dr. Leonard Jacob              $10,001-$50,000
Ryan I. Jacob                  $10,001-$50,000
Jeffrey I. Schwarzschild            $1-$10,000

IV. CODE OF ETHICS

          The Fund and the Adviser have adopted a Joint Code of Ethics that governs the conduct of employees of the Fund and Adviser who may have access to information about the Fund's securities transactions. The Joint Code of Ethics recognizes that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Joint Code of Ethics requires the preclearance of personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Fund; and contains prohibitions against personal trading of initial public offerings. Violations of the code are subject to review by the Directors and could result in severe penalties.

V. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          As of November 30, 2002, the principal shareholders of the Fund, beneficial or of record, were:

Name and Address                                                  Percentage (%)
----------------                                                  --------------
National Investor Services Corporation                                39.01%
55 Water Street
Floor 32
New York, NY 10041-0028

National Financial Services Corporation                               22.12%
200 Liberty Street
New York, NY 10281

Charles Schwab & Co. Inc.                                             12.04%
101 Montgomery Street
San Francisco, CA 94104

          As of November 30, 2002, the officers and Directors, as a group, owned of record and beneficially less than 1% of the Fund's shares.

VI. INVESTMENT ADVISORY AND OTHER SERVICES

     A. INVESTMENT ADVISER

          1. General Information. Jacob Asset Management of New York LLC (previously defined as the "Adviser"), a registered investment adviser, is a Delaware limited liability company with its principal office located at 19 West 34th Street, Suite 816A, New York, New York 10001. The Adviser has been selected by the Board of Directors to serve as the investment adviser of the Fund pursuant to an Investment Advisory Agreement entered into by the Fund. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Directors, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

          Ryan I. Jacob, founder, Chairman and Chief Executive Officer of the Adviser and President, Chief Executive Officer and Director of the Fund, is a controlling person of the Adviser based on his majority ownership interest and is an affiliated person of the Fund. Francis J. Alexander is an affiliated person of both the Adviser and the Fund. Mr. Alexander has a minority ownership interest in the Adviser and is Vice President, Secretary, Treasurer and Director of the Fund.

          The Adviser provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Adviser or its affiliates.

          The Adviser may also provide the Fund with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings with regulatory authorities, and services relating to such functions. However, the Administrator will provide personnel who will be responsible for performing the operational components of such services. The personnel rendering such supervisory services may be employees of the Adviser, of its affiliates or of other organizations.

          The Advisory Agreement was initially approved on August 27, 1999 by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Adviser and by the initial shareholder. The Agreement, initially extended to August 31, 2001, and provides that it may be continued in force thereafter for successive twelve-month periods beginning each September 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by the Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

          During the past fiscal year, the Board, including a majority of independent Directors, approved the renewal of the Advisory Agreement. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as the information specifically furnished for the Board meeting to specifically consider renewal of the Advisory Agreement. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the Adviser, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions.

          In considering such material, the independent Board members received assistance and advice from and met separately with independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the Board, including a majority of independent Directors, concluded that continuance of the Advisory Agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the Board took into account a combination of factors, including the Fund's performance, expenses and quality of investment management services, as well as the Adviser's financial condition. The Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters considered.

          The performance of the Fund was considered in reference to a peer group of Internet funds, with particular emphasis being given to the Adviser's investment strategies and techniques. The Board particularly noted the Adviser's continuing efforts to refine its strategies and techniques to mitigate risk and manage the volatility in the Fund. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison to its peer group, in comparison to relevant indices, and to the Fund's compliance with its investment objectives and investment restrictions.

          In considering the reasonableness of expenses, consideration was given to the advisory fee level in relation to those within the relevant peer group of Internet funds. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided to the Fund under separate agreements. In addition, the Board noted that the Adviser had entered into brokerage arrangements whereby brokers would pay for Fund expenses out of brokerage commissions received from the Fund, thereby reducing Fund expenses.

          In considering the scope and quality of investment management services, consideration was given to the Adviser's significantly experienced staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics that governs personal securities trading by access persons. In performing this evaluation, the Board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided.

          The Advisory Agreement is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Fund or by a vote of a majority of the Fund's Board of Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          2. Adviser's Fees. Pursuant to the terms of the Advisory Agreement, the Fund will pay monthly an advisory fee equal to an annual rate of 1.25% of the Fund's average daily net assets. This fee is higher than the fee paid by most other mutual funds; however, the Board of Directors believes that this fee is reasonable in light of the advisory services performed by the Adviser for the Fund. For the period December 14, 1999 to August 31, 2000, the Fund incurred $1,634,140 in fees payable to the Adviser for its services. The Adviser waived $393,086 of the advisory fees in accordance with its contractual agreement to limit total annual operating expenses for the period December 14, 1999 to August 31, 2000 and voluntarily waived $79,399 of the advisory fees through December 31, 2000, on which date the Advisor ended its arrangement to limit total annual operating expense. For the fiscal year ended August 31, 2002 and 2001, the Fund incurred $201,655 and $585,323, respectively, in fees payable to the Adviser for its services.

          Expense Subsidization. The Adviser contractually agreed to waive a portion of its advisory fees to limit the Fund's Net Annual Operating Expenses to no more than 2.00% through August 31, 2000. The Adviser voluntarily continued this waiver through December 31, 2000. To the extent that the Adviser waived its fees, the Fund may reimburse the Adviser for three years after the year in which fees were waived or reimbursed. The Fund will only make such payments to the Adviser if the Total Annual Fund Operating Expenses do not exceed the expense limits in effect at the time of the waiver. Any such recoupment may cause new shareholders to pay higher expenses than if amounts were not being recouped.

          Subject to the assumption of certain expenses by the Adviser, the Fund has, under the Advisory Agreement, confirmed its obligation for payment of all other expenses, including without limitation: (i) fees payable to the Adviser, Administrator, Custodian, Transfer Agent and Dividend Agent; (ii) brokerage and commission expenses; (iii) Federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; (iv) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (v) interest charges on borrowings; (vi) telecommunications expenses; (vii) recurring and non-recurring legal and accounting expenses;
(viii) costs of organizing and maintaining the Fund's existence as a corporation; (ix) compensation, including Directors' fees, of any Directors, officers or employees who are not also officers of the Adviser or its affiliates and costs of other personnel providing administrative and clerical services; (x) costs of shareholders' services and costs of shareholders' reports, proxy solicitations, and corporate meetings; (xi) fees and expenses of registering its shares under the appropriate Federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and (xii) expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.

          The Fund may from time-to-time hire its own employees or contract to have management services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

     B. THE DISTRIBUTION AND SERVICE PLAN

          The Fund has adopted a distribution and service plan, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan requires that the Fund enter into a Shareholder Servicing Agreement and a Distribution Agreement.

          The Fund has entered into a Shareholder Servicing Agreement with the Adviser, which provides that the Fund will compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ("Shareholder Servicing"). These fees are subject to a maximum of 0.25% per annum of the Fund's average daily net assets. Rule 12b-1 fees are a portion of the Total Annual Fund Operating Expenses. The Adviser voluntarily waived its right to receive 0.20% in Rule 12b-1 fees through December 31, 2001. The waiver had the effect of lowering the overall expense ratio of the Fund and increasing yield to investors.

          The Fund has also entered into a Distribution Agreement with Quasar Distributors, LLC (the "Distributor"), a federally registered broker dealer and an affiliate of U.S. Bancorp Fund Services, LLC, the Fund's Administrator, Transfer Agent and Dividend Agent. The Distribution Agreement provides for a total annual amount payable of .10 of 1% (ten basis points) of the Fund's average daily net assets (the "Total Distribution Fee"). Out of the Total

Distribution Fee, the Distributor is paid a fee of 0.01% of the Fund's average daily net assets (the "Distribution Fee") on an annual basis subject to an annual minimum of $15,000 plus out of pocket expenses. In addition, the Total Distribution Fee will be used for advertising compliance reviews, NASDR filings and licensing of Adviser's staff. Finally, the Adviser may direct the Distributor to pay a portion of the Total Distribution Fees to third parties. Fees paid under the Plan may not be waived for individual shareholders.

          Under the Plan, each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Class of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (viii) furnish quarterly and year-end statements and confirmations within five business days after activity in the account; (ix) transmit to shareholders of each Class proxy statements, annual reports, updated prospectuses and other communications; (x) receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (xi) provide such other related services as the Fund or a shareholder may request.

          The Plan provides that the Adviser may make payments from time to time from its own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate certain financial intermediaries for providing assistance in distributing Fund shares; (iii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. Further, the Shareholder Servicing Agreement provides that the Adviser may use its service fee for the purposes enumerated in (i) above. Also, any distribution fees payable under the Distribution Agreement may be used for purposes of (ii), (iii), or (iv) above. The Adviser, in its sole discretion, will determine the amount of such payments made pursuant to the Plan to shareholder servicing agents and broker-dealers, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay for any fiscal year under the Shareholder Servicing or Distribution Agreements or otherwise.

          Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

          In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Fund, the Distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

          For the fiscal year ended August 31, 2002, distributor payments pursuant to the Plan were made to two parties: the Fund's former distributor, Lepercq, de Neuflize Securities, Inc. ("Lepercq"), and the current Distributor. For the period March 1, 2002 to August 31, 2002, the Distributor received $4,350. For the period September 1, 2001 to February 28, 2002, Lepercq received $5,000. Below are the itemized expenses pursuant to the Plan for the fiscal year ended August 31, 2002:

                                                     Total payments pursuant to
                                                    the Plan for the fiscal year
                                                        ended August 31, 2002
--------------------------------------------------------------------------------
Advertising                                                   $   930
--------------------------------------------------------------------------------
Printing and Mailing of Prospectuses to
   other than Current Shareholders                            $ 3,609
--------------------------------------------------------------------------------
Compensation to Distributors                                  $ 9,350
--------------------------------------------------------------------------------
Compensation to Dealers                                       $13,228
--------------------------------------------------------------------------------
Compensation to Sales Personnel
--------------------------------------------------------------------------------
Interest or Other Finance Charges
--------------------------------------------------------------------------------
Administration and Shareholder Servicing
--------------------------------------------------------------------------------
Other Fees
--------------------------------------------------------------------------------
Total                                                         $27,117

     C. ADMINISTRATOR

          General Information. The Administrator and Fund Accountant for the Fund is U.S. Bancorp Fund Services, LLC (the "Administrator"), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. The Administrator performs these services pursuant to two separate agreements, a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement.

          Administration Agreement. Pursuant to the Fund Administration Servicing Agreement ("Administration Agreement") with the Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser, subject to the supervision of the Fund's Board of Directors. The Administrator will provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

          The Administration Agreement is terminable by the Board of Directors of the Fund or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Fund's Board of Directors for one-year periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

          Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (iv) calculation of yield and total return for the Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (vii) preparing notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

          For the administrative services rendered to the Fund by the Administrator, the Fund pays the Administrator a minimum annual fee of $35,000. The Administrator charges the Fund an annual fee of .07% of the average daily net assets on the first $200 million, .05% on the next $500 million, and .04% on the balance. For the fiscal year ended August 31, 2002 and 2001, the Fund paid the Administrator $35,040 and $42,154, respectively, for services under the Administration Agreement. For the period from December 14, 1999 to August 31, 2000, the Fund paid the Administrator $62,115 for services under the Administration Agreement.

          Accounting Agreement. The Fund Accountant, pursuant to the Fund Accounting Servicing Agreement ("Accounting Agreement"), provides the Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Adviser.

          For the fund accounting services rendered to the Fund by the Fund Accountant, the Fund pays the Fund Accountant at an annual rate of $23,000 for the first $40 million, .01% of the average daily net assets of the Fund on the next $200 million, and .005% on the balance. The Fund Accountant is also entitled to certain out-of-pocket expenses, including pricing expenses. For the fiscal year ended August 31, 2002 and 2001, the Fund paid the Accountant $23,905 and $25,139, respectively, for the services it provided to the Fund under the Accounting Agreement. For the period from December 14, 1999 to August 31, 2000, the Fund paid the Accountant $17,342 for the services it provided to the Fund under the Accounting Agreement.

     D. CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

          U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Fund's cash and securities. Pursuant to a Custodian Servicing Agreement with the Fund, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian receives an annual fee equal to .02% of the Fund's average daily net assets. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. U.S. Bancorp Fund Services, LLC, the Fund's Administrator, also acts as the Fund's transfer and dividend agent. U.S. Bancorp Fund Services, LLC has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

     E. COUNSEL AND INDEPENDENT AUDITORS

          Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103. Ernst & Young LLP, 111 E. Kilbourn Avenue, Milwaukee, WI 53202-6612, have been selected as auditors for the Fund.

VII. BROKERAGE ALLOCATION AND OTHER PRACTICES

          The Adviser makes the Fund's portfolio decisions. In the over-the-counter market, where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable. Regarding exchange-traded securities, the Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). The Adviser will also consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis, as well as other factors such as the broker-dealer's ability to engage in transactions in securities of issuers which are thinly traded. The Adviser does not intend to employ a broker-dealer whose commission rates fall outside of the prevailing ranges of execution costs charged by other broker-dealers offering similar services. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser, or portfolio transactions may be effected by the Adviser or through the Distributor. Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent. Consistent with the Conduct Rules of the NASD, and subject to seeking best execution, the Adviser may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

          The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all of its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

          A majority of the portfolio securities that the Fund purchases or sells will be done as principal transactions. In addition, debt instruments are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are not brokerage commissions paid for any such purchases. Any transactions involving such securities for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund may purchase Government Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

          For the fiscal year ended August 31, 2002 and 2001, the Fund paid $351,787 and $15,000, respectively, in brokerage commissions. For the period December 14, 1999 (inception) to August 31, 2000, the Fund paid $2,756 in brokerage commissions.

          Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

          Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers. During the fiscal year ended August 31, 2002, the Fund's portfolio turnover percentage was higher than normally expected due to trading in securities in response to volatile market conditions and the Adviser's efforts to reduce the risk in the portfolio by trading more actively.

VIII. CAPITAL STOCK AND OTHER SECURITIES

          The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate classes and series of stock, each series representing a separate, additional investment portfolio. Currently there is only one class of shares outstanding. Shares of any class or series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected class or series. Each share of any class or series of shares when issued has equal dividend, distribution and liquidation rights within the class or series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

          There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor.

          The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is an investor of record, the Fund does not issue certificates evidencing Fund shares.

          As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of revisions to the Fund's investment advisory agreement, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund Directors and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

IX. PURCHASE, REDEMPTION AND PRICING OF SHARES

          The material relating to the purchase, redemption and pricing of shares is located in the Shareholder Information section of the Prospectus and is incorporated by reference herein.

X. TAXATION OF THE FUND

          Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

          Distributions of Capital Gains. The Fund may realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

          Distributions of Five Year Gain.

          o Shareholders in the 10 and 15% federal brackets. If you are in the 10 or 15% individual income tax brackets, capital gain distributions generally are subject to a maximum rate of tax of 10%. However, if you receive distributions from the Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. The Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced rate of tax.

          o Shareholders in higher federal brackets. If you are in a higher individual income tax bracket (25, 28, 33 or 35% when fully phased-in in the year 2006), capital gain distributions generally are subject to a maximum rate of tax of 20%. Beginning in the year 2006, any distributions from the Fund's sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

          Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by the Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis is taxable as a capital gain.

          Effect of Foreign Withholding Taxes. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.

          Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your ordinary income and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared by the Fund in December but paid in January will be taxable to you as if they were paid in December.

          Election to be Taxed as a Regulated Investment Company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally will pay no federal income tax on the income and gain it distributes to you. The Board reserves the right not to distribute the Fund's net long-term capital gain or not to have the Fund continue regulated investment company status if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, it would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary income to the extent of the Fund's earnings and profits.

          Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

          Redemption of Fund Shares. Redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

          Redemptions of Five-Year Gain.

          o Shareholders in the 10 and 15% federal brackets. If you are in the 10 or 15% individual income tax brackets, gains from the sale of your fund shares generally are subject to a maximum rate of tax of 10%. However, if you have held your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

          o Shareholders in higher federal brackets. If you are in a higher individual income tax bracket (25, 28, 33 or 35% when fully phased-in), gains from the sale of your Fund shares generally are subject to a maximum rate of tax of 20%. Beginning in the year 2006, any gains from the sale of Fund shares purchased after January 1, 2001, and held for more than five years will be subject to a maximum rate of tax of 18%.

          Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

          Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

          U.S. Government Securities. The income earned on certain U.S. government securities would be exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned by the Fund on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities) generally does not qualify for tax-free treatment. The rules on exclusion of dividends paid from interest earned on U.S. government securities are different for corporations.

          Dividends-received Deduction for Corporations. For corporate shareholders, it is anticipated that none or only a small portion of the distributions paid by the Fund will qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as qualifying for such treatment. Qualifying dividends generally are limited to dividends of domestic corporations. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

          Investment in Complex Securities. The Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund.

          Non-U.S. Investors. Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

XI. UNDERWRITERS

          The Fund sells and redeems its shares on a continuing basis at their net asset value. As of March 1, 2002, the Fund entered into a distribution arrangement with Quasar Distributors, LLC ("Distributor"). The Distributor will use reasonable efforts to facilitate sales of the Fund's shares. The Distributor will also assist with processing and analyzing sales literature and advertising for regulatory compliance. The Distributor will also be reimbursed for out-of-pocket expenses related to the distribution of Fund shares. For the period from March 1, 2002 to August 31, 2002 the Distributor received $4,350. Under a former arrangement with LePercq, de Neuflize Securities, Inc. ("LePercq"), LePercq received $5,000 for the period from September 1, 2001 to February 28, 2002, $0 for the fiscal year ended August 31, 2001 and $12,500 for the period of December 14, 1999 (the Fund's inception) to August 31, 2000.

XII. CALCULATION OF PERFORMANCE DATA

          The Fund may from time to time include total return information in advertisements or reports to investors or prospective investors. Currently, the Fund intends to provide these reports to investors and prospective investors semi-annually, but may from time to time, in its sole discretion, provide reports on a more frequent basis, such as quarterly.

Computation of Total Return Quotations

          The "total return" of the Fund is required to be included in any advertisement containing the Fund's yield. Total return is the average annual total return for the period which began at the inception of the Fund and ended on the date of the most recent balance sheet, and is computed by finding the average annual compound rates of return over the period that would equate the initial amount invested to the ending redeemable value. Yield, effective yield and total return may fluctuate daily and do not provide a basis for determining future yields, effective yields or total returns.

          Average Annual Total Return Before Taxes. The Fund's average annual total return before taxes is computed by finding the average annual compounded rates of return over the periods of the Fund's operations that would equate the initial amount invested to the ending redeemable value, according to the following formula:

              P(1+T)'pp'n = ERV

                P         =       a hypothetical initial payment of $1,000.
                T         =       average annual total return.
                n         =       number of years.
                ERV       =       ending redeemable value of a hypothetical
                                  $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

          The calculation assumes all distributions by the Fund are reinvested at the sales price stated in the prospectus and includes all recurring fees charged to the account. The calculation also assumes a complete redemption at the end of the stated period.

          The average annual total returns before taxes for the indicated periods ended August 31, 2002 were:

                                                  Since Inception
                          One Year               (December 14, 1999)

                          (27.71)%                   (64.52)%

          Average Annual Total Return After Taxes on Distributions. The Fund's average annual total return after taxes on distributions is computed by finding the average annual compounded rates of return over the periods of the Fund's operations that would equate the initial amount invested to the ending value, according to the following formula:

                               P(1+T)'pp'n = ATV[u]D
                Where:
                P        =        a hypothetical initial payment of $1,000.
                T        =        average annual total return (after taxes on
                                  distributions).
                n        =        number of years.
                ATV[u]D  =        ending value of a hypothetical $1,000
                                  payment made at the beginning of the stated periods at the end of the stated periods, after taxes on fund distributions but not after taxes on redemption.

          The calculation assumes all distributions, less taxes due on the distributions, are reinvested at the sales price stated in the prospectus and includes all recurring fees charged to the account. The calculation also assumes a complete redemption at the end of the stated period.

          Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

          The average annual total returns after taxes on distributions for the indicated periods ended August 31, 2002 were:
                                                   Since Inception
                          One Year               (December 14, 1999)

                          (27.71)%                   (64.52)%

          Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares. The Fund's average annual total return after taxes on distributions and sale of Fund shares is computed by finding the average annual compounded rates of return over the periods of the Fund's operations that would equate the initial amount invested to the ending value, according to the following formula:

                                P(1+T)'pp'n = ATV[u]DR
          Where:
          P        =        a hypothetical initial payment of $1,000.
          T        =        average annual total return (after taxes on
                            distributions and redemptions).
          n        =        number of years.
          ATV[u]DR =        ending value of a hypothetical $1,000 payment
                            made at the beginning of the stated periods at the end of the stated periods, after taxes on fund distributions and redemption.

          The calculation assumes all distributions, less taxes due on the distributions, are reinvested at the sales price stated in the prospectus and includes all recurring fees charged to the account. The calculation also assumes a complete redemption at the end of the stated period.

          Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

          The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of sales loads, if any, imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains
(or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

          The average annual total returns after taxes on distributions and sale of Fund shares for the indicated periods ended August 31, 2002 were:

                                                   Since Inception
                          One Year               (December 14, 1999)

                          (17.01)%                    (40.16)%

          From time to time evaluations of performance of the Fund made by independent sources may be used in advertisements. These sources may include Lipper Analytical Services, Wiesenberger Investment Company Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Bank Rate Monitor, and The Wall Street Journal. From time to time evaluations of performance of the Adviser made by independent sources may be used in advertisements of the Fund.

          The performance of the Fund may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

          Yield Quotation. In the future, the Fund may elect to advertise performance data that shows the Fund's yield. The "yield" refers to income generated by an investment in the Fund over a thirty-day period. This income is then "annualized." That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the monthly income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

          Computation of Yield. The Fund computes yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the registration statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                               YIELD = 2[(a-b/cd + 1)'pp'6 - 1]

Where:          a  =     dividends and interest earned during the period.
                b  =     expenses accrued for the period (net of
                         reimbursements).
                c  =     the average daily number of shares outstanding during
                         the period that were entitled to dividends.
                d  =     the maximum offering price per share on the last day of
                         the period.

          Actual future yields will depend on the type, quality, and maturities of the investments held by the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

XIII. ANTI-MONEY LAUNDERING PROGRAM

          The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

          Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

XIV. FINANCIAL STATEMENTS

          The financial statements and financial highlights of the Fund for the fiscal year ended August 31, 2002, which appear in the Fund's Annual Report to Shareholders and the report thereon by Ernst & Young LLP, the Fund's independent auditors, also appearing therein, are incorporated by reference into this Statement of Additional Information. The Annual Report may be obtained, without charge, by writing or calling the Fund at the address or number listed on the cover page of this Statement of Additional Information.

                          STATEMENT OF DIFFERENCES
                          ------------------------

The registered trademark symbol shall be expressed as ................... 'r'
Characters normally expressed as superscript shall be preceded by ....... 'pp'
Characters normally expressed as subscript shall be preceded by.......... [u]